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                                                                   EXHIBIT 10.24

                               AMENDMENT NO. 1 TO
                                LETTER AGREEMENT


     THIS AMENDMENT NO. 1 TO LETTER AGREEMENT ("Amendment") is made as of July 26, 2001, by and between ZIMMER, INC., a Delaware corporation (the "Parent Borrower") and BANK OF AMERICA, N.A., a national banking association (the "Bank").


                                    RECITALS

     A. The Parent Borrower and the Bank are parties to that certain Letter Agreement dated as of July 17, 2001 (the "Letter Agreement"), pursuant to which the Bank has made a $26,000,000 uncommitted standard instrument credit facility available to the Parent Borrower and certain designated subsidiaries of the Parent Borrower.

     B. The Parent Borrower has requested certain changes in the terms of the Letter Agreement, and the Bank is willing to agree to those changes on the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties do hereby agree as follows:

     1. Capitalized terms used but not defined in this Amendment shall have the meanings given them in the Letter Agreement.

     2. The third sentence of Section I.C(1) of the Letter Agreement is hereby amended and restated in its entirety to read as follows:

          "The Bank may, in its sole discretion (a) upon notice to Zimmer, change the pricing offered under this Agreement at any time, and (b) with respect to Standard Instruments that are requested by Borrowers domiciled in jurisdictions where the then current pricing is (in the opinion of the Bank) not available, or is otherwise not practicable, offer alternative pricing that it deems appropriate for the relevant jurisdiction."

     3. The Parent Borrower hereby represents and warrants to the Bank that:

     (a) this Amendment has been duly authorized, executed and delivered on its behalf, and the Letter Agreement, as amended hereby, constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as limited by: (i) the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or

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similar debtor relief laws from time to time in effect affecting the rights of creditors generally; and (ii) general principles of equity;

     (b) the representations and warranties of Parent Borrower set forth in
SECTION III of the Letter Agreement (other than any representations and warranties that relate exclusively to a prior date, which representations and warranties were true and correct in all material respects as of such prior date), are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of such date; and

     (c) no Default or Event of Default under the Letter Agreement has occurred and is continuing or will result from the execution and delivery of this Amendment.

     4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. As expressly amended hereby, the Letter Agreement is hereby ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.


                                        ZIMMER, INC.


                                        By:
                                           ------------------------------------
                                        Title:
                                              ---------------------------------



                                        BANK OF AMERICA, N.A.


                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

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